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[LOGO]
VIANT

VIANT Corporation                                 Master Services Agreement
89 South Street
Boston, MA 02111
617-531-3700 main
617-531-3803 fax
http://www.VIANT.com

MSA Number:                                Effective Date:
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Customer:
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Administrative                           Technical Contact:
Contact:

Name:                                    Name:
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Title:                                   Title:
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Phone:                                   Phone:
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Fax:                                     Fax:
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E-mail:                                  E-mail:
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Address (if                              Address (if
different):                              different):
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Legal Contact:                           Invoices:

Name:                                    Name:
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Title:                                   Title:
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Phone:                                   Phone:
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Fax:                                     Fax:
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E-mail:                                  E-mail:
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Address (if                              Address (if
different):                              different):
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                            MASTER SERVICES AGREEMENT
                                     BETWEEN
                                      VIANT
                                       AND

               ---------------------------------------------------

      This MASTER SERVICES AGREEMENT ("Agreement") is made as of the Effective Date set forth on the cover of this document by and between VIANT, having its principal place of business at 89 South Street, Boston, MA 02111 ("VIANT") and the party whose name and address is set forth on the cover of this document as Customer ("Customer").

      WHEREAS, Customer wishes to engage VIANT to provide it with certain services as described in the applicable Work Order or Engagement Letter (each as defined below) and the Exhibits, if any, attached thereto;

      WHEREAS, VIANT is willing to provide such services on the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree as follows:

1. Definitions

      (a) "Confidential Information" shall have the meaning set forth in
Section 5(a) below.

      (b) "Course Materials" shall mean any and all reference manuals, student guides, demonstration software and other training materials provided by VIANT in connection with Training Services including, without limitation, materials provided by third party vendors to VIANT specifically for VIANT Training Services.

      (c) "Deliverables" shall mean any and all materials, including without limitation, any information, designs, specifications, instructions, software, data, Course Materials, computer programming code, reusable routines, computer software applications, and any documentation relating to any of the foregoing, that Customer has contracted VIANT to develop and as more fully specified in a Work Order.

      (d) "Facilities" shall mean the equipment and other resources which together constitute a reasonable work environment in which VIANT may perform the Services hereunder, including without limitation, reasonable workspace, telephone and facsimile capabilities, computer network connectivity and any other resources set forth on a Work Order.

      (e) "Framework Software" shall mean the software described in the Framework Software License attached hereto, if any.

      (f) "Services" shall mean the Consulting Services and/or Training Services (as defined in Sections 2(a) and 2(b) below, respectively) performed by VIANT for Customer under the terms of this Agreement, pursuant to and as described in a Work Order.

      (g) "Work Order" shall mean VIANT's standard form for ordering Services, which sets forth and describes the obligations of Customer and VIANT, including any Services to be performed by VIANT and all applicable fees. Unless otherwise specified on a Work Order, each Work Order shall be governed by the terms of this Agreement and shall be incorporated herein. VIANT shall, in its sole discretion, use Work Orders on a per project basis where the Services that VIANT is to perform and the Deliverables are specifically identifiable. Work Orders shall be in substantially the form attached hereto as Exhibit_A.

      (h) "Work Product" means the results and proceeds of VIANT's Services hereunder, including without limitation, any and all Deliverables and other materials provided to Customer hereunder.

2. Services

      (a) Consulting Services. VIANT will provide consulting services as specified in the Work Order, according to the terms of this Agreement ("Consulting Services"). If a Framework Software License between the parties is attached hereto, VIANT will also provide Customer with copies of the Framework Software described therein.

      (b) Training Services. VIANT will provide Customer with training courses if, and as, specified in the applicable Work Order ("Training Services"). Training Services shall only be available to Customer's employees and to contractors who have signed a non-disclosure agreement with VIANT that is at least as equally protective of VIANT's interests as this Agreement and which requires the contractor to use any information or training received only in conjunction with Customer's business.

      (c) Customer Obligations. Customer will provide VIANT with adequate Facilities and accurate information regarding its business and needs in connection with the Services in a timely fashion.

      (d) Changes to Services. All changes to Work Orders requested by Customer will be subject to VIANT's prior written approval. VIANT will notify Customer in writing of its acceptance or rejection of Customer's request. If VIANT accepts the requested change, the notification will be accompanied by an estimate of the additional costs and delays resulting from the requested changes.


                                                                     Page 2 of 8
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Customer will notify VIANT in writing of its acceptance or rejection of such estimate. If accepted, the terms of such estimate shall replace the relevant sections of the applicable Work Order.

      (e) Delays. In the event of (i) a delay by Customer in performing any obligation hereunder, (ii) a delay due to Customer's request for changes to the applicable Work Order, (iii) a dispute in good faith between the parties as to whether a particular Deliverable meets the relevant specifications, (iv) a delay due to any third party's act, failure to act or delay in performing any obligation whatsoever, or (v) any other delay incurred as a result of Customer's actions, the delivery of the remaining Deliverables shall be deemed postponed for an equivalent period and any time schedule set forth in the applicable Work Order shall be deemed amended accordingly. Except for delays incurred under
(iii), no such delay shall relieve or suspend Customer's obligation to pay VIANT, under Section 4 below and, in addition to such payment obligations, Customer shall pay for any and all expenses incurred by VIANT in connection with any such delay.

      (f) Nonexclusive Services. VIANT's services under this Agreement shall be nonexclusive.

      (g) Subcontracting. VIANT reserves the right to subcontract any and all of its Services hereunder to qualified third parties that have skills similar to those described in any VIANT proposal.

3. Fees

      (a) Consulting Services. In consideration for VIANT's performance of the Consulting Services, Customer shall pay to VIANT the fee(s) set forth in the applicable Work Order. Unless otherwise indicated on the applicable Work Order, Consulting Services shall be provided on a time and materials basis and billed at the hourly or daily rates shown therein. Amounts set forth in the applicable Work Order represent an estimate of the hours required to complete the work outlined therein. VIANT will make every effort to complete the work within the estimated time frames. In the event that actual hours incurred to complete the work exceed those included in the applicable Work Order, VIANT will communicate this to Customer, and either (i) bill the additional hours or days at the same rates as specified in the applicable Work Order, or (ii) the parties will negotiate an additional Work Order for such additional hours or days. Any additional Consulting Services that Customer requests and VIANT agrees to provide shall be provided on terms to be mutually agreed upon by the parties. If Consulting Services are to be provided on a fixed fee basis, the applicable Work Order must so indicate and must describe the scope and charges for such Consulting Services.

      (b) Training Services. If applicable and unless the applicable Work Order specifies otherwise, VIANT will provide Training Services based on a per student, per day charge plus materials basis. If Training Services are to be provided on a fixed fee basis, the applicable Work Order or Engagement Letter must so indicate and must describe the scope and charges for such Training Services.

      (c) Framework Software. Customer shall pay VIANT the license fees set forth in the Framework Software License, if any such license is attached hereto.

      (d) Expenses. Unless otherwise specified in the applicable Work Order, Customer shall reimburse VIANT for all reasonable travel, communications and out-of-pocket expenses (including, without limitation, transportation, communication, lodging and meal expenses) incurred in connection with VIANT's performance of the Services. Customer shall also reimburse VIANT for all reasonable expenses incurred in connection with VIANT's procurement of any Facilities not provided to VIANT by Customer pursuant to Section 2.(c) above.

      (e) Prepayment. Customer shall prepay a nonrefundable and noncancellable amount equal to the lesser of (i) twenty five percent (25%) of the total amount specified in the applicable Work Order or (ii) the sum of the amounts of the first three (3) months of Services.

      (f) Invoicing and Payment. VIANT will invoice Customer (i) monthly for Consulting Services rendered during the preceding month (ii) upon completion of each course for Training Services and (iii) upon delivery of the Framework Software, if any. Payment of all invoices are due and payable within thirty (30) days of the invoice date. Customer will make all payments without right of set-off or chargeback. All payments made pursuant to this Agreement shall be made in U.S. dollars.

      (g) Taxes. Fees do not include any present or future sales, use, value added, excise or similar taxes applicable to the Services or associated expenses. VIANT will separately itemize any applicable taxes on each invoice, or in lieu thereof, Customer shall furnish VIANT a properly executed tax exemption certificate, if applicable. Customer shall be responsible for paying any applicable taxes later assessed by a government agency.

      (h) Interest & Charges.

            (i) If Customer does not pay invoices when due, VIANT may elect to charge interest on the unpaid amounts up to the maximum amount allowed by law.

            (ii) If Customer cancels or reschedules Training Services less than five (5) days before its scheduled start date, there will be a cancellation fee of fifty percent (50%) of the specified Training Services fee. Such cancellation fee shall be due and payable at the same time as the fee for the applicable Training Services.

4. Proprietary Rights

      (a) Title.

            (i) Customer shall own all right, title and interest (including all intellectual property rights) in and to its company information disclosed hereunder, and to any Deliverable specifically created by VIANT which is unique to Customer's business and written at Customer's exclusive expense.

            (ii) Except as set forth in Section 4(a)(i) above, VIANT shall own all right, title and interest (including all intellectual property rights) in and to all Work Product. VIANT shall have the right to use without restriction all methods, techniques, documents, algorithms, knowledge, code and other Work Product created as part of Services rendered, including all Deliverables, that are of general applicability and not unique to Customer.

            (iii) VIANT hereby grants Customer a nonexclusive nontransferable, limited license, without right of sublicense, to use and reproduce the Deliverables, solely for Customer's internal business purposes. Notwithstanding the foregoing, Customer's use of the Framework Software, if any, shall be solely governed by the terms of the Framework Software License attached hereto.

      (b) Future Uses. Nothing contained herein shall prohibit VIANT from producing, modifying, repackaging and/or reselling any Deliverable so long as such use does not constitute a disclosure of Customer's Confidential Information (as defined in Section 5(a) below).

5. Confidentiality

      (a) Defined. "Confidential Information" shall mean all information disclosed by either party to the other party in oral, written or machine-readable form, which has value because it is not generally


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known and the owner uses reasonable efforts to protect it and identify it in writing as confidential. Confidential Information also includes information that has been disclosed by a third party that is required to be treated as confidential. All Confidential Information shall be marked as such or designated as such in writing within thirty (30) days following disclosure to either party. Confidential Information does not include any information which: (i) is or becomes a part of the public domain through no act or omission of the other party; (ii)_was in the other party's lawful possession prior to the disclosure and had not been obtained by the other party either directly or indirectly from the disclosing party; (iii)_is lawfully disclosed to the other party by a third party without restriction on disclosure; (iv)_is independently developed by the other party; or (v)_is disclosed by operation of law. All Confidential Information shall remain the exclusive property of the discloser or its licensors.

      (b) Preserving Confidentiality. Each party hereby agrees that it shall not use any Confidential Information received from the other party other than as expressly permitted under the terms of this Agreement or expressly authorized in writing by the other party. Each party shall use the same degree of care to protect the other party's Confidential Information as it uses to protect its own Confidential Information of like nature, but in no circumstances less than reasonable care. Neither party shall disclose the other party's Confidential Information to any person or entity other than its officers, employees and independent contractors who are directly involved in performing the Services and have a specific need to know such information in order to effect the intent of this Agreement and who have entered into written confidentiality agreements with that party consistent with and no less restrictive than this Section_5.

      (c) Mutual Cooperation. Each party will notify and cooperate with the other party in enforcing the disclosing party's rights if it becomes aware of a threatened or actual violation of the disclosing party's confidentiality requirements by a third party. Upon reasonable request by the disclosing party, the receiving party will provide copies of the confidentiality agreements entered into with its agents or independent contractors.

      (d) Residuals. VIANT is free to use and incorporate into its products and services any ideas, know-how and/or techniques that are disclosed to VIANT by Customer in the course of VIANT's provision of the Services or are developed in the performance of the Services. Nothing in this Agreement shall, or is intended to, limit VIANT's ability to develop or enhance its products and Services in any manner whatsoever, including the use of residual knowledge gained as a result of the disclosure by Customer of Confidential Information in connection with the Agreement, provided that VIANT does not disclose Customer Confidential Information.

      (e) Injunctive Relief. Customer acknowledges that any breach of the provisions of this Section 5 may cause irreparable harm and significant injury to an extent that may be extremely difficult to ascertain. Accordingly, Customer agrees that VIANT will have, in addition to any other rights or remedies available to it at law or in equity, the right to seek injunctive relief to enjoin any breach or violation of this Section 5.

6. Indemnity, Warranty and Liability

      (a) Indemnity. Each party will, at its expense, defend and indemnify the other party against a claim that any information, design, specification, instruction, software, data or other material furnished to the other party infringes a United States copyright or patent and will pay all losses, liabilities, damages, claims and related expenses (including attorney fees) either awarded by court or agreed to in an outofcourt settlement. Notwithstanding the above, VIANT shall have no liability under this Section 6(a) for any claim of infringement based on (i) modifications, adaptations or changes to any Deliverable not made by VIANT, (ii) the combination or use of any Deliverable with any materials not furnished by VIANT, if such infringement would have been avoided by use of the Deliverable alone, or (iii) the use or incorporation of any materials supplied to VIANT by Customer. In the event any Deliverable is held to, or VIANT believes is likely to be held to, infringe the intellectual property rights of a third party, VIANT shall have the right at its sole option and expense to (x) substitute or modify the Deliverable so that it is non-infringing, (y) obtain for Customer a license to continue using the Deliverable, or (z) require the return of the infringing Deliverable from Customer. If such return materially effects Customer's ability to conduct its business, then Customer may at its option and upon thirty (30) days prior written notice to VIANT, terminate the applicable Work Order and shall be entitled to recover the fees paid by Customer, if any, for such infringing Deliverable under the applicable Work Order, prorated over a two year period from the effective date of the applicable Work Order. If such return materially effects VIANT`s ability to meet its obligations under the relevant Work Order, then VIANT may, at its option and upon thirty (30) days prior written notice to Customer, terminate the applicable Work Order and Customer shall pay VIANT for the services rendered through the date of termination on a time and materials or percent completion basis, as applicable. This Section 6(a) sets forth Customer's sole and exclusive remedy for intellectual property infringement by VIANT.

      (b) Indemnification Procedures. If either party becomes aware of a claim which may require indemnification, the indemnified party will promptly notify the other party in writing of the claim and will allow the other party to assume full control of the defense and settlement of the claim. The indemnified party will provide the other party with the assistance and information necessary to defend and settle the claim.

      (c) Warranty. Each party represents and warrants to the other party that it has the full power, right and authority to enter into and perform this Agreement with the other party. VIANT further represents and warrants that the Services will be performed in a professional manner, consistent with generally accepted industry standards. For any breach of such warranty, Customer's exclusive remedy and VIANT's entire liability shall be the reperformance of the Services. Customer must request such remedy from VIANT in writing not more than fifteen (15) business days following the completion of the Services. Customer warrants that it owns or has the right to provide to VIANT Customer's Confidential Information. EXCEPT AS SET FORTH IN THIS SUBSECTION 6(C), VIANT MAKES NO WARRANTY, EXPRESS OR IMPLIED IN CONNECTION WITH THE SERVICES AND DELIVERABLES, INCLUDING THE RESULTS AND PERFORMANCE THEREOF, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

      (d) Limitation of Liability. THE MAXIMUM LIABILITY OF VIANT TO CUSTOMER FOR DAMAGES RELATING TO VIANT'S FAILURE TO PERFORM THE (A)_CONSULTING SERVICES SHALL BE LIMITED TO REIMBURSEMENT OF THE TOTAL CONSULTING FEES PAID BY CUSTOMER TO VIANT PURSUANT TO THE APPLICABLE WORK ORDER AND (B)_TRAINING SERVICES SHALL BE LIMITED TO REIMBURSEMENT OF THE TOTAL TRAINING FEES PAID BY CUSTOMER, IF ANY, PURSUANT TO THE APPLICABLE WORK ORDER. NOTWITHSTANDING THE FOREGOING, THE MAXIMUM LIABILITY OF VIANT TO CUSTOMER FOR DAMAGES FOR ANY AND ALL OTHER CAUSES WHATSOEVER, AND CUSTOMER'S MAXIMUM REMEDY, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT OR OTHERWISE, SHALL BE LIMITED TO REIMBURSEMENT OF THE TOTAL FEES PAID BY CUSTOMER TO VIANT PURSUANT TO THE APPLICABLE WORK ORDER.


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IN NO EVENT SHALL VIANT BE LIABLE FOR (X) ANY LOST DATA OR CONTENT, LOST
PROFITS, BUSINESS INTERRUPTION OR FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES ARISING OUT OF OR RELATING TO THE SOFTWARE OR THE SERVICES PROVIDED HEREUNDER, EVEN IF VIANT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, OR OTHERWISE FOR ANY SUCH CLAIM, OR (Y) FOR ANY DAMAGES OR COSTS ARISING FROM ANY THIRD PARTY'S ACTIONS, FAILURE TO ACT, OR DELAY IN PERFORMING ANY OBLIGATION WHATSOEVER. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, VIANT SHALL NOT BE LIABLE FOR PERSONAL INJURY OR PROPERTY DAMAGE.

7. Term and Termination

      (a) Term. The term of this Agreement shall commence on the Effective Date shown on page 1 of this Agreement and shall continue until terminated pursuant to this Section 7.

      (b) Termination for Breach. Either party may terminate this Agreement or any outstanding Work Order if the other party is in material breach of the terms of this Agreement or such Work Order and has not remedied the breach within thirty (30) days of written notice specifying the breach.

      (c) Effect of Termination. Upon termination of such Work Order, the following shall apply:

            (i) Services for such Work Order shall cease at that time.

            (ii) Customer shall pay all amounts due and payable under this Agreement for all Services rendered by VIANT through the date of termination. With respect to Services provided by VIANT on a fixed fee basis, if any, Customer shall pay VIANT a portion of such fixed fee amount equal to the portion of the Services completed as of the date of such termination.

            (iii) All rights and obligations provided under Sections 3 (to the extent any fees or taxes remain unpaid or expenses have not been reimbursed), 4, 5, 6 and 8 shall survive such termination for any reason; provided that Section 5(b) shall survive for a period of three (3) years following such termination for any reason.

            (iv) Neither party will be liable to the other for damages, losses, costs or expenses whatsoever on account of such termination arising from or in connection with the loss of prospective sales, expenses incurred or investments made with the establishment, development or maintenance of either party's business.

            (v) Termination will not affect any claim, demand, liability or right of Customer or VIANT made prior to such termination, except as described in subsection (iv) above.

8. Miscellaneous

      (a) No Hiring. Both parties agree not to hire, or directly or indirectly solicit or employ, any employee of the other who is involved in the development, use or provision of Services to Customer for a period of six (6) months after such employee's termination of employment without the prior written consent of the other party.

      (b) Assignment. Customer shall not assign, transfer or pledge this Agreement without the prior written consent of VIANT. The consent of VIANT to any assignment shall apply only to the given instance, and shall not be deemed a consent to any subsequent act. Subject to the foregoing, this Agreement inures to the benefit of and is binding upon the successors and assignees of the parties hereto.

      (c) Relationship between the Parties. Neither Customer nor VIANT is a legal representative, agent, or a partner of the other. Each party will be solely responsible for payment of all compensation owed to its employees, as well as employment related taxes. Each party will maintain appropriate worker's compensation for its employees as well as general liability insurance.

      (d) Force Majeure. Except for obligations to pay money, neither party shall be liable for any failure or delay in performance of its obligations hereunder on account of strikes, riots, fires, explosions, acts of God, war, governmental action, or any other cause which is beyond that party's reasonable control.

      (e) Entirety. This Agreement and all applicable Work Orders incorporated herein constitute the complete agreement between the parties and supersedes all previous and contemporaneous agreements, proposals, or representations, written or oral, concerning the subject matter of this Agreement. This Agreement may not be modified or amended except in a writing signed by a duly authorized representative of each party. Subject to this Section 8(e) and Section 2(d) above, no other act, document, usage, or customer shall be deemed to amend or modify this Agreement or any Work Order, as applicable. It is expressly agreed that any terms and conditions of any prior communications between VIANT and Customer, shall be superseded by the terms and conditions of this Agreement and the applicable Work Order.

      (f) Severability. In the event any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions of this Agreement will remain in full force.

      (g) Beneficiaries. VIANT and Customer shall be a third party beneficiary of all confidentiality agreements contemplated by Section 5(b) above.

      (h) Governing Law. This Agreement shall be construed in accordance with the laws of the State of California, excluding conflict of laws provisions, applicable to agreements made and fully performed therein.

      (i) Settlement Attempt - Arbitration. Any and all claims, disputes, or controversies arising under, out of, or in connection with this Agreement or the breach thereof, (herein "dispute") shall be submitted to the chief operating officer of each party (or their designee) for a good faith attempt to resolve the dispute. The position of each party shall be submitted, and the individuals promptly thereafter shall meet at a neutral site. If the parties are unable to reach agreement within thirty (30) days following such meeting, then any dispute which has not been resolved within said thirty (30) days by good faith negotiations between the parties shall be resolved at the request of either party by final and binding arbitration, and neither party may terminate the Agreement based upon any such dispute except in accordance with the decision of the panel of arbitrators. Arbitration shall be conducted in Suffolk County, Massachusetts, by three (3) arbitrators. The arbitrators shall be knowledgeable in the commercial aspects of custom software development, Internet applications, technical consulting services and copyright law and otherwise in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The parties shall select the arbitrators within fifteen (15) days after the receipt by the noticed party of the demand for arbitration delivered in the manner set forth herein for providing notice to the parties. If the arbitrators are not selected by the parties within said fifteen (15) days, then the American Arbitration Association shall select the arbitrators. The arbitrators shall make detailed written findings to support their award. The arbitrators shall render their decision no more than forty-five (45) days after the parties finally submit the claim, dispute or controversy to the panel. Judgment upon the arbitration award may be entered in any court having


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jurisdiction. As part of any award rendered the arbitrators shall determine the prevailing party on any claim or counterclaim and shall award to such prevailing party the costs and fees (including filing fees and other costs, as well as attorney consulting, accounting and expert witness fees) incurred by such party with respect to the claim or counterclaim on which such party prevailed.

      (j) Waiver. The failure by either party to enforce at any time any of the provisions of this Agreement, or to exercise any election or option provided herein, shall in no way be construed as a waiver of such provisions or options, nor in any way to affect the validity of this Agreement or any part thereof, or the right of either party thereafter to enforce each and every such provision.

      (k) Publicity. VIANT shall be allowed to use Customer's name on its customer lists and disclose the same to its present and potential customers after execution of this Agreement. Both parties may announce the execution of this Agreement without disclosing the terms thereof. Any press release issued by either party which contains more than the mere announcement of the execution of this Agreement shall require approval in writing of the press release copy by the other party, which shall not be unreasonably withheld.

      (l) Notice. All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be sent by registered or certified mail, postage prepaid or transmitted by telegram or telefax if confirmed by such mailing, to Customer and VIANT at their respective addresses set forth on page 1 of this Agreement. Either party may change its address by written notice to the other.

IN WITNESS WHEREOF, the parties hereto, by their duly authorized representatives, have set forth their signatures as of the date first set forth above.

VIANT       CUSTOMER

By:                                       By:
   ----------------------------              ----------------------------

Name:                                     Name:
     --------------------------                --------------------------

Title:                                    Title:
      -------------------------                 -------------------------

Date:                                     Date:
     --------------------------                --------------------------


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                          Exhibit A: Form of Work Order

VIANT

VIANT
89 South Street
Boston, MA 02111
http://www.VIANT.com

Work Order                                                               XXXX999
================================================================================

This Work Order is incorporated into and governed by the Master Services Agreement number MSANumber dated MSADate between VIANT, 89 South Street, Boston, MA 02111 (`VIANT") and CustomerName ("Customer").

1.    Consulting Services Description.

      Description.

2.    Location where Services are rendered.

      Location.

3.    Principal Contacts.

      The principal contact for VIANT for this Work Order is VIANTContact.
      The principal contact for Customer for this Work Order is CustomerContact.

4.    Schedule.

      This Work Order will expire ExpirationDate.

5.    Charges for the Services.

--------------------------------------------------------------------------------
 Consulting    Start Date     End Date      Duration        Rate      Total Cost
  Category
--------------------------------------------------------------------------------
Category     StartDate      EndDate       Duration        Rate      Cost
================================================================================
Total                                                               TotalCost
--------------------------------------------------------------------------------

DescriptionOfExpenses


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Accepted by:

VIANT                                    Customer

Signature:                               Signature:
             --------------------------               --------------------------

Name:                                    Name:
             --------------------------               --------------------------

Title:                                   Title:
             --------------------------               --------------------------

Date:                                    Date:
             --------------------------               --------------------------

      This Work Order is "Confidential Information," as defined in Section 5(a) of the Master Services Agreement, and can only be modified in accordance with the terms set forth in Section 2(d) thereof.

                                                                     Page 8 of 8